                                                                  Exhibit 10.12
                                     LEASE

                               26,018 Square Feet

                          INDUSTRIAL DEVELOPMENT GROUP
                          ----------------------------

                                       To

                 DISCAS, INC AND DISCAS RECYCLED PRODUCTS CORP.
                 ----------------------------------------------


                               TABLE OF CONTENTS
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                                                                     Page
                                                                     ----

Article I          -   Demised Premises                                1

Article II         -   Term of Lease and Option to Renew               2

Article III        -   Rent and Security Deposit                       4

Article IV         -   Real Estate Taxes                               7

Article V          -   Compliance with Laws                            8

Article VI         -   Use of Premises                                11

Article VII        -   Maintenance, Repair and Alterations            12

Article VIII       -   Utilities                                      15

Article IX         -   Indemnity and Insurance                        15

Article X          -   Subordination, Attornment, Estoppel
                       Certificates                                   19

Article XI         -   Damage by Fire or Other Casualty               20

Article XII        -   Eminent Domain                                 21

Article XIII       -   Default of the Tenant                          22

Article XIV        -   Holding Over                                   24

Article XV         -   Miscellaneous Provisions                       25

                                   L E A S E
                                   ---------

         THIS INDENTURE OF LEASE, made this 17th day of May 1993, by and between INDUSTRIAL DEVELOPMENT GROUP, a general partnership with an office at Mattoon Road, Waterbury, Connecticut, acting by KENNETH M. DEVINO, its partner, hereinafter referred to as "LANDLORD", and DISCAS, INC. and DISCAS RECYCLING PRODUCTS CORP., Delaware corporations with a principal place of business at 56 Eagle Street, Waterbury, CT. 06708, hereinafter referred to as "TENANT". The above Tenant, if more than one, shall jointly and severally liable for all provisions in the lease.

                             W I T N E S S E T H:
                             --------------------
                                   ARTICLE I
                                   ---------
                               DEMISED PREMISES
                               ----------------

         1.1 That in consideration of the rents and covenants herein provided and contained on the part of the Tenant to be paid, performed and observed, the Landlord does hereby demise and lease unto the Tenant approximately 26,018 square feet of floor space in a commercial building containing a total of 112,203 square feet of floor space located at 567-1 South Leonard Street, in the City of Waterbury, County of New Haven and State of Connecticut. Said building is located on premises described in Exhibit A attached hereto and made a part hereof and the location of the demised premises is outlined in red on said Exhibit A. The foregoing premises are hereinafter sometimes referred to as the "Demised Premises."

         1.2 The Tenant shall have the right to use the parking areas designated by the Landlord in common with other tenants. Said parking areas shall only be used for the limited purpose of parking the registered motor vehicles of the Tenant and its employees and customers during business hours and shall not be used for storage of motor vehicles or any other property.

         1.3 a) The Tenant will not sublet the premises or any part thereof nor will said Tenant assign this Lease or any interest herein or transfer possession or occupancy of said premises without the prior written consent of the Landlord, nor shall any subletting or assignment hereof be affected by operation of law or otherwise than by prior written consent of the Landlord, which consent shall not be unreasonably withheld, provided, however, that the Tenant shall at all time remain liable for the payment of the rents and the fulfillment of the covenants of said Lease, and the premises shall not be occupied or used or permitted to be occupied or used at any time during the said term for purposes other than that specified in ARTICLE VI 6.1 of this Lease.

             b) If there is any assignment of this Lease by Tenant or a subletting of the whole of the premises by Tenant at a rent which, in either case, exceeds the rent payable hereunder by Tenant, or if there is a subletting of a portion of the premises by Tenant, at a rent in excess of the subleased portion's pro rata share of the rent payable hereunder by Tenant, then Tenant shall pay Landlord, as additional rent, forthwith upon Tenant's receipt of each installment of any such excess rent, fifty (50%) percent of any such excess rent. The provisions of this paragraph shall apply to each and every assignment of the Lease and each and every subsidiary or controlling corporation or any other person, firm or entity, in each case on the terms and conditions set forth herein. Each request by Tenant for permission to assign this lease, or to sublet the whole or any part of the Premises shall be accompanied by a warranty by Tenant as to the amount of rent to be paid to Tenant by proposed assignee, or sublessee. For the purposes of this Section 1.3, the term "rent" shall mean all base rent, additional rent or other payments and/or consideration payable by one party to another for the use and occupancy of all or a portion of the Premises.

                                   ARTICLE II
                                   ----------
                       TERM OF LEASE AND OPTION TO RENEW
                       ---------------------------------

         2.1. The term of this Lease shall be for a period of five (5) years and five months beginning on the 1st day of August, 1993 and ending on the 31st day of December, 1998.

         2.2 The Tenant may have limited occupancy of the Demised Premises on June 1, 1993 during the construction of the improvements listed on Exhibit B attached hereto. Tenant shall pay to the Landlord the sum of One Thousand Five Hundred Twenty-Four ($1,524.00) Dollars per month for the months of June and July, 1993 in lieu of all other monies due and owing pursuant to the terms of the Lease including rents, taxes, insurance and common charges. During said early occupancy, Tenant shall pay for all utilities used on the Demised Premises and shall be bound by al of the other terms of the within Lease.

         2.3 If the Premises are not ready for occupancy by August 1, 1993, then the Tenant shall be given a credit against his rent in the amount of One Hundred Eighty and 67/100 ($180.67) Dollars per day for every day that occupancy is delayed past August 1, 1993. In the event Landlord, for reasons within Landlord's control, does not deliver occupancy by August 1, 1993, Landlord shall be in no way liable to Tenant for damages of any nature except as follows:

            (i) Tenant shall not be obligated to pay to Landlord the $14,000 cost for cleaning and sealing the concrete floor, per document dated April 14, 1993 and attached to the Lease hereto as Exhibit C.

            (ii) Landlord shall bear the full costs associated with a) installation of the underground electrical conduit pipe running from the utility pole to the location of the new transformer vault and, b) installation of the underground vault, and transformer pad, and c) installation of the conduit sleeves from the transformer to the building.

                                  ARTICLE III
                                  -----------
                           RENT AND SECURITY DEPOSIT
                           -------------------------

         3.1 Tenant agrees to pay to Landlord at the offices of the Landlord, or at such other place designated by Landlord, without any prior demand therefor, and without any deduction or set-off whatsoever, an annual rental during the term of this Lease and any option period as follows:

             A.   i.    During the period of August 1, 1993 to July 31, 1994,
                        an annual rental of $65,045.00, payable in equal monthly installments of $5,420.42, in advance, on the first day of each month during said period;

                  ii. During the period of August 1, 1994 to July 31, 1995, an annual rental of $71,549.50, payable in equal monthly installments of $5,962.46, in advance, on the first day of each month during said period;

                  iii. During the period of August 1, 1995 to July 31, 1996, an annual rental of $78,054.00, payable in equal monthly installments of $6,504.50, in advance, on the first day of each month during said period;

                  iv. During the period of August 1, 1996 to July 31, 1997, an annual rental of $78,054.00, payable in equal monthly installments of $6,504.50, in advance, on the first day of each month during said period;

                  v. During the period of August 1, 1997 to December 31, 1998, an annual rental of $84,558.50, payable in equal monthly installments of $7,046.54, in advance, on the first day of each month during said period.

             B.   i.    During the Option Period of January 1, 1999 to December
                        31, 1999, at an annual rent of $84,558.50 payable in equal monthly installments of $7,046.54, in advance on the first day of each month during said period;

                  ii. During the period of January 1, 2000 to December 31, 2000, an annual rental of $91,063.00, payable in equal installments of $7,588.58, in advance, on the first day of each month during said period;

                  iii During the Option Period of January 1, 2001 to December 31, 2001, an annual rental of $91,063.00, payable in equal monthly installments of $7,588.58, in advance, on the first day of each month during said period;

                  iv. During the Option Period of January 1, 2002 to December 31, 2002, an annual rental of $97,567.50, payable in equal monthly installments of $8,130.63, in advance, on the first day of each month during said period;

                  v. During the Option Period of January 1, 2003 to December 31, 2003, an annual rental of $97,567.50, payable in equal monthly installments of $8,130.63 in advance, on the first day of each month during said period.

         3.2 The Tenant shall pay as additional rent any money required to be paid pursuant to ARTICLE IV, VII, VIII, and IX and all other sums of money or charges required to be paid by Tenant under this Lease, whether or not the same be designated "additional rent". If such amounts or charges are not paid at the time provided in this Lease, they shall nevertheless, if not paid when due, be collectible as additional rent with the next installment of rent thereafter falling due hereunder, but nothing herein contained shall be deemed to suspend or delay the payment of any amount of money or change at the time the same becomes due and payment hereunder, or limit any other remedy of the Landlord.

         3.3 If Tenant shall fail to pay, when the same is due and payable or within the ten (10) days thereafter, any rent or any additional rent, Tenant shall pay to Landlord a late charge equal to five (5%) percent of any such late payment which is not received by Landlord within thirty (30) days of the due date.

         3.4 Tenant shall deposit the sum of Five Thousand Four Hundred Twenty and 42/100 ($5,420.42) Dollars not later than June 1, 1993, and additional sum of Five Thousand Four Hundred Twenty and 42/100 ($5,420.42) Dollars not later than June 1, 1993, to secure the faithful performance of all of the terms and conditions of this Lease. If the Tenant shall comply with all the terms, conditions and obligations of this Lease, such deposit will be returned to Tenant at the termination of this Lease, without interest. In the event of the Tenant's default hereunder such deposit may be applied by the Landlord, toward reduction of any damages without barring the Landlord, in any matter whatsoever, from other or additional legal or equitable course. Such deposit shall not be construed as constituting liquidated damages. It is understood and agreed that the Landlord shall always have the right, at its option, to apply said deposit, or from time to time such one or more parts or portions thereof or part or portion thereof not previously applied, to late charges and to the curing of any default that may then exist, without prejudice to any other remedy or remedies which the Landlord may have on account thereof. Tenant hereby agrees not to look to the Landlord's mortgagee, as mortgagee, mortgagee in possession, or successor in title to property, for accountability for any security deposit required by Landlord hereunder unless said sums have actually been received by said mortgagee as security for Tenant's performance of this Lease.

                                   ARTICLE IV
                                   ----------
                               REAL ESTATE TAXES
                               -----------------

         4.1 The Tenant shall pay as additional rent to the Landlord a sum equal to it's proportionate share of the real estate taxes assessed against and attributable to the building and land constituting the premises described in Exhibit A annexed hereto. It is agreed that the Tenant's proportionate share of any such taxes shall be based on a fraction, the numerator of which shall be the square footage of the Demised Premises which is agreed to be 26,018 square feet, and the denominator of which shall be the total square footage of the building which is agreed to be 112,203 square feet. Tenant shall also pay all taxes assessed on improvements made in or above Demised Premises by Tenant. Tenant shall pay to Landlord monthly, on any extension thereof, an amount equal to 1/12 of its share of the real estate taxes as provided above. Landlord shall hold said funds for the benefit of the tenant and use them to pay such taxes as they fall due. If said funds are insufficient to pay the Tenant's share of the taxes when due, the Landlord shall bill the Tenant for the difference and Tenant shall make payment to Landlord within thirty (30) days after receipt of said bill. If said funds are in excess of the taxes due, then Landlord shall return the unused portion of said funds to the Tenant within thirty (30) days after the taxes become due, except that if tenant is in default in the payment of rent provided for herein, Landlord may apply said unused funds to the payment of said rent. Tax bills shall be sufficient evidence of the amount to be paid by the Tenant. "Real Estate Taxes" shall mean all taxes or assessments and governmental charges whether federal, state, county, or municipal which are levied or charged against real estate or collecting rent and any other taxes and assessments attributable to the premises herein leased or its operation, excluding federal, state or other income taxes, and federal or state succession or inheritance taxes.

         If any payment for taxes shall be due for any tax year which said Lease shall be in force and effect for less than a full tax year, such payment shall be prorated so the amount payable to Tenant shall be based on the actual number of months that said Lease shall be in force and effect during such tax year. It is further agreed and understood that if Tenant shall qualify for any city and/or state real estate exemptions may be available to manufacturers, the benefit of said exemption shall be applied directly to the Tenant's portion of the taxes due pursuant to this paragraph. If the Tenant does not qualify for such exemptions, but another Tenant in the building does so qualify, then tenant shall receive no benefit from the reduced taxes, but shall pay its full share as if no exemption has been granted.

                                   ARTICLE V
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                         COMPLIANCE WITH ENVIRONMENTAL
                         -----------------------------
                        LAWS, FIRE CODES AND OTHER LAWS
                        -------------------------------

         5.1 Laws in General. The Tenant at sole expense, shall comply with all laws, order, and regulations of federal, state, and municipal authorities, and with any direction of any public officer, pursuant to law, which shall impose any duty upon the

Landlord or the Tenant with respect to the venting of noxious odors and fumes, cleanliness, safety, occupation and the use of said premises and the nature, character and manner of operation of the business conducted in or at the Demised Premises. The Tenant, at its sole expense, shall obtain all license or permits which may be required for the conduct of its business within the terms of this Lease, or for the making of repairs, alterations, improvements, or applying for all such permits or licenses.

         5.2 (a) Environmental Laws . Landlord represents that as of the date hereof, the Landlord and the property containing the Demised Premises are not in violation of any local, state or federal rule or regulation concerning the handling and disposal of oil or petroleum or chemical liquid or solid, liquid or gaseous products, or hazardous waste or concerning air, water or noise pollution.

             (b) Tenant shall comply with all local, state and federal regulations concerning the storage, handling and disposal of oil or petroleum or chemical liquid or solid, liquid or gaseous products, or hazardous waste and air, water and noise pollution. Tenant hereby agrees not to handle, store, or dispose any hazardous or toxic waste or substance upon the premises which is prohibited by any federal, state or local statutes, ordinance, or regulations. Tenant hereby covenants to indemnify and hold Landlord, its successors and assigns harmless from any loss, damage, claims, cost, liabilities or cleanup cost arising out of Tenant's use, handling, storage or disposal of any such hazardous or toxic waste or substances on the premises, including all such losses due to claims made by the Department of Environmental Protection of the State of Connecticut, (DEP), Environmental Protection Agency of the Federal Government (EPA), other government agencies, or private third parties.

            (c) If Tenant intends to produce, store or create, on the Demised Premises, any oil or petroleum or chemical liquid or solid, liquid or gaseous products, or any other substance defined as hazardous waste by state statute and/or the Environmental Protection of the State of Connecticut (DEP), or by federal statute and/or the Environmental Protection of the Federal Government
(EPA), it must submit a plan to said agency or agencies and to the Landlord, prior to occupancy, for the safe handling, storage and use and removal of any such substance. If a permit is required by the DEP or EPA for the use, storage and/or removal of such substance, Tenant must obtain such permit and submit a copy to Landlord prior to occupancy.

            (d) If there is a "spill", as that term is defined in Section 22a-452c of the Connecticut General Statutes, of any substance set forth in paragraph (b) above, such "spill" shall be immediately reported by Tenant to the Landlord and to the DEP and, if required, to the EPA. Tenant shall take immediate remedial action to contain and clean up such "spill" and shall be solely responsible for all cost of remedial action including, but not limited to, the cost of professional environmental studies and reports, attorney's fees, clean up, soil removal, monitoring costs, fines and penalties.

            (e) If Tenant does not take immediate action to contain and clean up such a "spill," or if Landlord is ordered by the DEP or EPA to take remedial action to contain and clean up such "spill," and Tenant shall reimburse Landlord for all cost of professional environmental studies, attorney's fees, soil removal, clean up, monitoring cost, fines and penalties, and interest from the date Landlord incurs each expense until such expense is paid by Tenant at the rate of twelve percent (12%) per annum.

            (f) At the conclusion of the term of this Lease or any modifications or extensions thereof, or upon Landlord's sale of the Demised Premises to a third party, Tenant shall submit a Certification to Landlord containing the same information as it required by the provisions of Connecticut Public Act No. 87-475 or any successor statute for transfers of establishments. Said Certification shall state that there has been no discharge, spillage, uncontrolled loss, seepage or filtration of hazardous waste, toxic waste and/or biochemical waste on the Premises and/or Building or the grounds or that any such discharge, spillage, uncontrolled loss, seepage or filtration has been cleaned and removed in accordance with procedures approved by the Commissioner of Environmental Protection of the State of Connecticut or determined by him to pose no threat to human health or safety or the environment which would warrant containment and removal or other mitigation measures, and that any hazardous waste, toxic or hazardous material, and/or biochemical waste which remains on site is being managed in accordance with Chapter 445 and 446k of the Connecticut General Statutes and regulations adopted thereunder, and in accordance with any other State or Federal law or regulation which shall then be applicable. Failure or inability of the Tenant to provide said Certification, or the presence of any waste on the Premises contravened by said Certification shall entitle the Landlord to recover damages from the Tenant on the basis of strict liability, without regard to fault, for all clean up and removal costs and direct and indirect damages arising therefrom, including reasonable attorney's fees incurred in the enforcement of this Article.

         5.3 The Landlord represents that the Demised Premises is in conformance with applicable fire codes or will be in conformance with applicable fire codes on the date that Tenant takes occupancy. If, because of the nature of Tenant's operations, the Landlord is required by the fire codes to make modifications or additions to the sprinkler system, fire walls, exits, fire escapes or any other fire prevention system then Tenant agrees to pay for any such modification or addition as additional rent.

                                   ARTICLE VI
                                USE OF PREMISES

         6.1 Tenant covenants and agrees that throughout the term of this Lease the Demised Premises will be used only for polymer product manufacturing, packaging warehousing, research and development, and offices.

         6.2 Tenants covenants and agrees that throughout the term of this Lease and any extension or renewal thereof:

         (a)  It will not overload, damage or deface the Premises;

         (b) It will conform to all reasonable rules which Landlord may make from time to time relative to the operation and use of the property;

         (c) It will at all times fully and promptly comply with all laws, ordinances, orders and regulations of any lawful authority having jurisdiction of the Demised Premises, including, but not limited to, such as related to the venting of noxious odors and fumes, cleanliness, safety, occupation and use of said operation of the business conducted in or at the Demised Premises;

         (d) It will vent all noxious and hazardous odors and fumes from its operations, maintain humidity controls, maintain noise levels and provide safe procedures for the handling and storage of chemicals and other hazardous materials in such a manner so as not to affect or interfere with other tenants in the building, or occupants of other properties adjacent to or within close proximity of the building, and in such a manner so as not to cause damage to the building, the building lot upon which the building is located, and neighboring properties. If the Tenant fails to comply with this provision, the Landlord may install said ventilation or other controls and charge the Tenant the reasonable costs thereof which the Tenant agrees to pay as additional rent, or at the Landlord's election, the Landlord may terminate this Lease upon thirty (30) days written notice to the Tenant;

         (e) It will place all of its rubbish and waste in the area designated by the Landlord, and it shall be responsible for the costs of the removal of said rubbish;

         (f) It will not place any sign upon premises without first submitting the design and proposed location of the sign to the Landlord and receiving written approval from Landlord of such design and location.

                                  ARTICLE VII
                                  -----------
                      MAINTENANCE, REPAIRS AND ALTERATIONS
                      ------------------------------------

         7.1 Tenants represents that it has examined the Demised Premises as they now exist and the plans, if any, for the completion of said premises. The Landlord agrees to turn the premises over to the Tenant in a "broom clean" condition and further agrees to make the improvements listed on Exhibit B, if any, on or before the date of occupancy, and Tenant accepts the premises in their present condition and the Landlord and/or its agents makes no representations as to their present or future condition.

         7.2 Tenant may make such interior alterations or improvements in and to the Demises Premises, at it's own cost, as it may deem desirable for its use thereof, with the approval of Landlord, which approval shall not be unreasonably withheld. No alteration shall be made that modifies the basic building structure or external appearance without the written approval of Landlord. All repairs and alterations shall be of quality at least equal to the original construction. At the termination of this Lease, except for casualty losses insured against, or losses occasioned by floods, earthquakes, wars, acts of God, or other losses over which Tenant has no control, Tenant shall deliver the Demised Premises to Landlord in good condition and repair, allowance being made for ordinary wear, tear and obsolescence. In addition, all of said alteration or improvements shall remain the property of the Landlord, except that if Tenant is not in default of the Lease at such termination, Tenant may elect to remove the 4,000 amp 480 volt main disconnect switch from the Demised Premises and simultaneously install and connect a new 480 volt main disconnect switch in its place. However, should the

Landlord elect that such alterations or improvements be removed by Tenant, then Tenant agrees to remove same at Tenant's sole expense and to restore the premises to the condition it was in at the commencement of this Lease. If Tenant shall fail to remove same, then Landlord shall cause same to be removed and Tenant agrees to reimburse the Landlord for the cost of such removal, together with any and all damages which Landlord may suffer by reason of Tenant's failure to remove same.

         7.3 The Tenant agrees to maintain and repair the interior of the Demised Premises, including, but not limited to, the interior walls and partitions, and all of the mechanical systems including the furnaces, heating and air conditioning, plumbing and electrical system. Tenant's liability for repair of any one of the furnaces or heating/air conditioning systems shall be limited to One Thousand ($1,000) Dollars per furnace or system per lease year, provided that the need for such repair is not the result of the act or negligence of Tenant or Tenant's employees or agent. Tenant shall also maintain and repair both the interior and exterior of all doors, including overhead doors, located within the Demised Premises. Tenant shall provide and maintain an adequate number of fire extinguishers in the Demised Premises in order to comply with local fire codes. Tenant, at its sole expense, will, throughout the term of this Lease, obtain and keep in force a maintenance contract with a qualified service company to regularly inspect and perform maintenance services to the heating, ventilating and air-conditioning systems serving the Demised Premises. Tenant shall furnish Landlord with a copy of said maintenance contract, and of renewals or replacement.

         7.4 Landlord shall be responsible for exterior structural repairs including the roof, foundation and exterior walls.

         7.5 Landlord shall provide for the maintenance and repair and lighting of the designated receiving and parking areas including, but not limited to, lighting, repairs, removal of dirt and debris, and lawn mowing and maintenance to lawns and shrubbery. Tenant shall pay to Landlord its proportionate share of the cost of said maintenance and repairs based on a fraction, the numerator of which shall be 26,018 and the denominator of which shall be 112,203. Landlord shall present Tenant with a bill for such maintenance and repair on the first day following the performance of such maintenance and repairs and Tenant shall pay said bill within ten (10) days of its receipt.

         Tenant shall be responsible for snow removal and sanding any walkways or stairways which abut and/or are used for ingress and egress to the Demised Premises.

         7.6 Landlord shall be responsible for the snow plowing of the entire paved parking area to the building and the driveways leading thereto whenever there is an accumulation of two (2) or more inches of snow. Tenant shall pay to Landlord its proportionate share of the cost of said snow removal based on a fraction, the numerator of which shall be 26,018 and the denominator of which shall be 112,203. Landlord shall present Tenant with a bill for such snow plowing on the first day of each month following such snow plowing and Tenant shall pay said bill within ten (10) days of its receipt.

        7.7 The Tenant further covenants and agrees to replace all broken glass on the Demised Premises during the term of this Lease or any month to month extension thereof at its own expense.

                                  ARTICLE VIII
                                  ------------
                                   UTILITIES
                                   ---------

         8.1 (a) Tenant agrees to pay all charges for electricity, electricity for heating, water, telephone, fire service line charges, for sprinkler alarm monitory charges and any other utilities used by the Demised Premises.

             (b) Separate meters for electricity shall be provided and installed by Landlord. Tenant shall pay to Landlord its proportionate share of the total water used by the entire Building based upon a fraction, the numerator of which shall be 26,018 and the denominator of which shall be 112,203. Landlord shall present Tenant with a bill for such water charges on the first day of the month following the receipt by Landlord of a water bill from the city or other provider, and Tenant shall pay said bill within ten (10) days of its receipt. Provided, however, if Landlord determines, in its sole discretion, that Tenant's water use, because of the nature of its operations, exceeds the average water use of other tenants in the Building, then Landlord reserves the right to install a meter in the Demised Premises and Tenant shall be billed for water based on actual use.

         8.2 Tenant shall maintain a temperature within the entire Demised Premises of at least 50 degrees fahrenheit in order to prevent freezing pipes and plumbing located therein.

         8.3 Landlord shall not be liable in damages or otherwise for any failure to furnish or interruption of the services of heat or any utility consumed or used in the Demised Premises, provided that such failure is beyond the reasonable control of Landlord and not due to Landlord's negligence.

                                   ARTICLE IX
                                   ----------
                            INDEMNITY AND INSURANCE
                            -----------------------

         9.1 The Tenant shall pay, as additional rent, its proportionate share of the Landlord's total insurance premium on the entire building for fire, lightning, extended coverage, all loss of a direct physical nature, loss of rental income, and legal liability coverage as it pertains to the premises and its appurtenances. It is agreed that the Tenant's proportionate share of such premium shall be based on a fraction, the numerator of which shall be the square footage of the Demised Premises which is agreed to be 26,018 square feet, and the denominator of which shall be the total square footage of the building which is agreed to be 112,203 square feet. Tenant shall pay to Landlord monthly, on the first day of each month during the term of this Lease and any extension thereof, an amount equal to 1/12 of its share of the insurance premiums as provided above. Landlord shall hold said funds for the benefit of the Tenant and use them to pay such insurance premium as they fall due. If said funds are insufficient to pay the Tenant's share of the insurance premiums when due, then Landlord shall bill the Tenant for the difference and the Tenant shall make payment to Landlord within thirty (30) days after receipt of said bill. If said funds are in excess of the insurance premiums due, then Landlord shall return the unused portion of said funds to the

Tenant within thirty (30) days after the insurance premium become due, except that if the Tenant is in default in the payment of the rent as provided for herein, Landlord may apply said unused funds to the payment of said rent. The premium bill submitted by Landlord's insurance company shall be sufficient evidence of the amount of premium due and owing. Tenant further agrees that if a determination is made by the Landlord's fire insurance carrier that the Tenant is storing materials on the premises or performing certain manufacturing processes or procedures on the premises which increase the risk of loss, and said insurance company thereby increases the total insurance premium for the entire building over and above that premium which the Landlord would have paid had there been no such materials stored or manufacturing procedures or processes performed, then Tenant shall pay Landlord, in addition to his proportionate share of said premium as aforesaid, the total amount of said increased insurance premium. If the increased insurance premium is attributable to more than on Tenant in the building, then the increase shall be apportioned between said Tenants in accordance with a formula to be supplied by the Landlord's insurance carrier.

         9.2 Tenant covenants and agrees to assume exclusive control of the Demised Premises, and all tort liabilities incident to the control or leasing thereof, and to save Landlord harmless from all claims or damages arising on account of any injury or damage to any person or property on said premises, or otherwise resulting from the use and maintenance and occupancy of the premises or anything or facility kept or used thereon, unless such claim or damage is caused by negligence of the Landlord or its agents, servants or employees. Landlord shall be saved harmless by Tenant, from any liability on account of any accident or injury to Tenant, or to any of Tenant's servants, employees, agents, visitors, or licensees, or to any person or persons in or about the said premises only if such accident or injury is caused by the act or negligence of Tenant, its servants, employees, agents, visitors or licensees. In case Landlord or Tenant shall, without fault on its part, be made a party to any litigation commenced by or against the other party, then each party, then each party shall pay all cost, expenses and reasonable attorney's fees incurred or paid by the other party in connection with such litigation.

         9.3 Tenant covenants and agrees that it will obtain and maintain during the term of this Lease, at its own expense general comprehensive public liability insurance with responsible companies qualified to do business in Connecticut which shall insure Landlord and all persons in privity with Landlord, as well as Tenant, against all claims for injuries to persons or for death occurring in or about the Demised Premises, in the amount of at least One Million Dollars ($1,000,000.00), and against all claims for damages to or loss of property occurring in or about the Demised Premises in the amount of at least Five Hundred Thousand Dollars ($500,00.00). Tenant agrees to furnish Landlord with policies or certificates of such insurance prior to the commencement of the term hereof and each renewal policy or certificate thereof at least ten (10) days prior to the expiration of the policy it renews. Each such policy shall be noncancellable with respect to the Landlord's interest without at least ten (10) days prior written notice to the Landlord.

         9.4 Landlord agrees that it will. at its own cost and expense, keep its own fixtures, merchandise and equipment adequately insured during the term hereof against loss or damage by fire, with the usual extended coverage endorsements.

         9.5 Landlord shall not be liable for any damage to the Demised Premises, or to any property of the Tenant or of any other person thereon, from water, rain, snow, ice, sewage, steam gas or electricity which may leak into or issue or flow from any part of said building of which the Demised Premises are part, or from the bursting, breaking, obstruction, leaking or any defect of any of the pipes or plumbing, appliances, or from electric wiring or other fixtures in said building or from the condition of said premises or building or any part thereof, or from the street or subsurface, except such damage or injury as may be caused by the negligent act or omission on the part of the Landlord, its agents, servants or employees.

         9.6 Landlord and Tenant each hereby waive such causes of action either may have or acquire against the other which are occasioned by the negligence of either of them or their employees or agents resulting in the destruction of or damage to real or personal property belonging to the other and located on the premises of which the Demised Premises are a part and which are caused by fire and/or the hazards normally insured against in an Extended Coverage Endorsement to a Standard Fire Insurance Policy approved in the State of Connecticut. Each party to this agreement further agrees to cause any insurance policy covering destruction of or damage to such real or personal property from fire and/or the hazards covered under the aforementioned extended coverage endorsement to contain a waiver of subrogation clause or endorsement under which the insurance company waives its right of subrogation against either party to this agreement in case of destruction of or damage to the aforementioned real or personal property of either such party.

                                   ARTICLE X
                                   ---------
                SUBORDINATION, ATTORNMENT, ESTOPPEL CERTIFICATES
                ------------------------------------------------

         10.1 Subordination. Tenant agrees that this Lease is subject and subordination to the lien of any mortgage now on or which at any time may be made a lien upon the Demised Premises or any part thereof. This subordination provision shall be self-operative and no further instrument of subordination shall be required. Tenants agrees to execute and deliver, upon request, such further instrument or instruments confirming this subordination as shall be desired by Landlord or by any Mortgagee or proposed mortgagee; and Tenant hereby constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such instrument or instruments.

         10.2 Attornment. In the event any proceedings are brought for foreclosure of, or in the event of exercising of the power of sale under, any mortgage deed to secure debt given by Landlord and covering the Demised Premises, Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the owner and landlord under this Lease, provided such owner, as landlord, shall recognize Tenant's rights to continue to occupy the Demised Premises and exercise and enjoy all of its rights hereunder so long as Tenant complies with the terms and provisions of this Lease and further provided any such purchaser shall be deemed to assume and agree to perform the duties of the Landlord hereunder.

         10.3 Estoppel Certificates. Tenant agrees, at any time and from time to time upon not less than five (5) days prior written notice by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or if there have been modifications the nature of same), (ii) stating the dates to which the Minimum Annual Rent and Additional Rent have been paid by Tenant,
(iii) stating whether or not to the best knowledge of Tenant, Landlord is in default in the performance of any covenant, agreement of condition contained in this Lease, and, if so, specifying each such default of which Tenant may have knowledge, and (iv) stating the address to which notice to Tenant should be sent; (v) stating such other facts as Landlord's Lender or Purchaser may require. Any such statement delivered pursuant hereto may be relied upon by an owner of the Demised Premises, any mortgagee of the Demised Premises, any mortgagee of the Demised Premises, or any prospective assignee of any such mortgagee.

                                   ARTICLE XI
                                   ----------
                        DAMAGE BY FIRE OR OTHER CASUALTY
                        --------------------------------

         11.1 In the event the Demised Premises shall be destroyed or so damaged by fire or other casualty so as to render the Demised Premises wholly untenantable, Landlord, at its option, shall (a) restore and repair such damage to the Demised Premises in which event the basic monthly rent shall abate on a per diem thirty (30) day month basis during the period of restoration ; or (b) terminate this lease or any renewal thereof by giving written notice to Tenant thirty (30) days after such fire or casualty, and the rent shall terminate as of the day of such fire or casualty.

         If Landlord has not elected to terminate this Lease at the end of the thirty (30) day period as provided in (b) above, then Landlord shall have an additional period of one hundred twenty (120) days to restore the premises. In the event Landlord has not substantially completed such restoration at the end of such periods, then Tenant may elect to terminate this Lease by giving written notice of such termination to Landlord by certified mail, return receipt requested.

         In the event the leased premises shall be destroyed or so damaged but are not thereby rendered wholly untenantable, Landlord shall restore the leased premises with reasonable dispatch, and while such damage is being repaired, the basic monthly rent shall be reduced by an amount which bears the same ratio to the monthly rent that the floor area rendered untenantable bears to the total floor area of the Demised Premises.

                                  ARTICLE XII
                                  -----------
                                 EMINENT DOMAIN
                                 --------------

         12.1 In the event that the whole of Demised Premises shall be taken under the power of eminent domain, this lease shall thereupon terminate as of the date possession shall be so taken.

         In event that a portion of the floor area of the Demised Premises shall be taken under the power of eminent domain and the portion not so taken will not be reasonably adequate for the operation of Tenant's business not withstanding Tenant's performance or restoration as hereinafter provided, this Lease shall thereupon terminate as of the date possession of said portion is taken. In the event of any taking under the power of eminent domain which does not terminate this Lease as aforesaid, all of the provisions of this Lease shall remain in full force and effect, except, that the basic rent shall be reduced in the same proportion that the amount of floor area of the Demised Premises taken bears to the total floor area of the Demised Premises immediately prior to such taking, and Landlord shall at Landlord's own cost and expense, restore such part of the Demised Premises as is not taken to as near its former condition as the circumstances will permit and Tenant shall do likewise with respect to all exterior signs, trade fixtures, equipment, display cases, furniture, furnishings and other installation of Tenant.

         All damages awarded for any such taking under the power of eminent domain, whether for the whole or a part of the Demised Premises, shall belong to and be the property of the Landlord, whether such damages shall be awarded as compensation for diminution in value of the leasehold or for the fee of the Demised Premises, provided, however, that Landlord shall not be entitled to any award made to Tenant for loss of or damage to Tenant's trade fixtures and removable personal property or for damages to improvements made by Tenant with approval of Landlord during the term of this Lease and any extension thereof or for damages for cessation or interruption of Tenant's business, or for damages for the cost of moving Tenant's equipment to another location.

         If this Lease is terminated as provided in this Article XII, all rent shall be paid up to the date that possession is taken by public authority, and Landlord shall make an equitable refund of any rent paid by Tenant in advance and not yet earned.

         A voluntary sale by Landlord to any public or quasi-public body, agency or person, corporate or otherwise, having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed to be a taking by eminent domain for the purpose of this Article XII.

                                  ARTICLE XIII
                                  ------------
                             DEFAULT OF THE TENANT
                             ---------------------

         13.1 (a) If Tenant is in default in payment of rents for a period of ten (10) days, or (b) if Tenant shall default in the performance or observance of any other of the convenience, agreements, terms, provisions or conditions contained herein and on its part to be performed or observed for thirty (30) days after written notice from the Landlord specifying such default, or (c) if any assignment shall be made by Tenant for the benefit of creditors, or Tenant becomes involved in any proceedings as a debtor under the bankruptcy laws of the United States in effect at the time of default, or (d) if Tenant's leasehold interest shall be taken on execution, or (e) if the Tenant fails to occupy the premises for a period of fifteen (15) consecutive days (unless the premises are untenantable due to fire or casualty), then and in any such cases, Landlord and the agents and servants of Landlord lawfully may, in addition to and not in derogation of any remedies for any preceding breach of covenant, immediately or at any time thereafter and without prior demand or statutory notice to quit, commence an action of Summary Process to evict Tenant from the premises, without prejudice to any remedies which might otherwise be used for arrears of rent or preceding breach of covenant. Tenant hereby waives the statutory Notice to Quit, and Tenant covenants and agrees that in the case of such termination, or termination under statute by reason of default on Tenant's part, Tenant will, at the election of the Landlord:

              (i) pay to Landlord in equal monthly installments, in advance, sums equal to the aggregate rent herein provided for or, if the Demised Premises have been relet, sums equal to the excess of the aggregate rent herein provided for over the sums actually received by Landlord, such sums being payable as liquidated damages for the unexpired term hereof; or

              (ii) pay to Landlord as damaged a sum which at the time of such termination, or at the time to which installments of liquidated damages shall have been paid (if the Landlord has previously elected option number one above) represents the amount by which the then rental value of the Demised Premises is less than the aggregate rent herein provided forth residue of the term; or

              (iii) indemnify Landlord against loss of the aggregate rent herein provided for from the time of such termination or from the time to which installments of liquidated damages shall have been paid (if the Landlord has previously elected option number one above) to the expiration of the term hereof as above set forth.

              For the purpose of this Article, the phase "aggregate rent", as used herein, shall include the fixed annual rent and all additional rents and charges payable hereunder, including reasonable attorney's fees incurred by Landlord in enforcing its rights hereunder.

         In the event of a default by the Tenant as above provided, if Landlord shall elect not to terminate this Lease, it may relate the Premises or any parts thereof, either in the name of Landlord or Tenant, for a term or terms which may, at Landlord's option, extend beyond the balance of the term of this Lease, and Tenant agrees that in the event of such reletting Tenant shall pay Landlord any deficiency between the aggregate rent hereby reserved and covenanted to be paid and the net amount of the rents collected on such reletting, as well as any expense incurred by Landlord in such reletting including, but not limited to, attorney's fee; broker; and expenses of repairs or damages to the Demised Premises, and putting the Demised Premises in good order and preparing the same for rerental. Such deficiency shall be paid in monthly installments upon statements rendered by Landlord to the Tenant.

         13.2 Any and all rights and remedies which Landlord may have under this Lease and at law and in equity shall be cumulative and shall not be deemed inconsistent with each other, and any two or more of all such rights and remedies may be exercised at the same time insofar as permitted by law.

         13.3 Landlord shall not be deemed in default in the performance of any of its obligations hereunder unless it shall fail to perform such obligations and such failure shall continue for a period of thirty (30) days, or such additional time as is reasonably required to correct any such default, after written notice has been given by Tenant to Landlord specifying the nature of Landlord's alleged default. After the aforesaid time period has passed, the Landlord shall be responsible for the reasonable attorney's fees incurred by Tenant in enforcing this provision of the Lease.

         13.4 If either party brings an action against the other party to enforce the terms of this agreement, the losing party shall pay the prevailing party's attorney's fee.

                                  ARTICLE XIV
                                  -----------
                                  HOLDING OVER
                                  ------------

         14.1 If Tenant holds possession of the Demised Premises after the Expiration Date of this Lease, Landlord shall have the option, exercisable in writing thirty (30) days after the date of expiration as aforesaid, to treat Tenant as a Tenant at Sufferance, or as a Tenant by the Month. If landlord fails to make such election, then the tenant shall be deemed a tenant by the moth, commencing with the first at after the expiration of the Lease at DOUBLE the Basic Monthly Rent paid during the last month of the term, and upon all the other terms of this Lease, including the provision of this paragraph, Said holdover term shall terminate upon thirty (30) days notice from one party to the other. Nothing contained herein shall be construed within said thirty (30) days after the date of Lease expiration as aforesaid as a consent by Landlord to the occupancy or possession of the Demised Premises by Tenant after the expiration of the Lease, and Landlord, upon said expiration, if Landlord elects to treat Tenant as a Tenant at Sufferance, shall be entitled to the benefit of all public, general or public laws relating to the speedy recovery of the possession of land and tenements held over by tenant, whether now or hereafter in force and effect.

                                   ARTICLE XV
                                   ----------
                            MISCELLANEOUS PROVISIONS
                            ------------------------

         15.1 Waiver. Failure of Landlord or Tenant to complain of any act or omission on the part of the other party no matter how long the same may continue, shall not be deemed to be a waiver by Landlord or Tenant of any of its rights hereunder. No waiver by Landlord or Tenant at any time, express or implied, of any breach of any provision of this Lease shall be deemed a waiver of a breach of any other provision of this Lease or a consent to any subsequent breach of the same of any other provision. If any action by Tenant or Landlord shall require the other party's consent or approval, such consent to or approval of such action on any one occasion shall not be deemed a consent to or an approval of said action on any subsequent occasion or a consent to or approval of any other action on the same or any subsequent occasion. No payment by Tenant or acceptance by Landlord of a lesser amount than shall be due from Tenant to Landlord shall be deemed to be anything but payment on account, and the acceptance by Landlord of a check for lesser amount with an endorsement or statement thereon or upon a letter accompanying said check that said lesser amount is payment in full shall not be deemed an accord and satisfaction, and Landlord may accept said check without prejudice to receive the balance due or pursue any other remedy. Any and all rights and remedies which either party may have under this Lease or by operation of law, either party may have under this Lease or by operation of law, either law or in equity, upon any breach, shall be distinct, separate and cumulative and shall not be deemed inconsistent with each other and no one of them, whether exercises by said party or not, shall be deemed to be in exclusion of any other; and any two or more or all of such rights and remedies may be exercised at the same time.

         15.2 Partial Invalidity. If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to person or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

         15.3 Recording. Notice of this Lease may be recorded in the Town Clerk's Office in the City of Waterbury, County of New Haven and State of Connecticut, in accordance with the requirements of the State of Connecticut relating to leases. In the event this Lease is terminated, canceled, released or assigned before the expiration of the term, the landlord and Tenant shall, upon the request of either party, execute and deliver a written instrument in form for recording setting forth such termination, cancellation, release or assignment. The parties agree at the appropriate time to execute and deliver an instrument in record able form evidencing the commencement date of the term hereunder

         15.4 Covenant of Landlord. Upon payment by the Tenant of the rents herein provided, and upon the observance and performance of all the covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Demised Premises for the term hereby demises without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through or under the Landlord, subject, nevertheless, to the terms and conditions of this Lease.

         15.5 Use of "Landlord" and "Tenant." All the provisions hereof are to be construed as covenants and agreements as though the words imparting such covenants and agreements were used in each separate provision and paragraph hereof. The words "Landlord" and "Tenant" and the pronouns referring thereto, as used in this Lease, shall mean, where the context requires or admits, the persons named herein as Landlord and Tenant, respectively, and their respectively, and their respective heirs, legal representatives, successors and assigns, irrespective of whether singular or plural, masculine, feminine or neuter. It is agreed that the agreements and conditions in this Lease contained on the part of Tenant to be performed and observed shall be binding upon Tenant and its successors and assigns and shall inure to the benefit of Landlord and its successors and assigns; and the agreements and conditions in this Lease contained on the part of the Landlord to be performed and observed shall inure to the benefit of Tenant and its successors and assigns. Tenant agrees that at all times on and after the Commencement Date of this Lease the sole liability for performance of all Landlord's obligations hereunder shall be that of the owner from time to time of the leased premises and that such liability with respect to each owner shall exist only for breaches of Landlord's obligations committed during the period of his ownership.

         15.6 Entire Agreement. This instrument contains the entire and only agreement between the parties, and no oral statements or representations or prior written matter not contained in this instrument shall have any force or effect. This Lease shall not be modified in any way except by a writing subscribed by both parties.

         15.7 Notices. All notices and other communications authorized or required hereunder shall be in writing and shall be in writing and shall be deemed to have been given by on the date that they are mailed by certified or registered mail, return receipt requested, postage prepaid to the other party. The same shall be mailed to Tenant at the Demised Premises or to such other person or at such other address as Tenant may hereafter designate by written notice to Landlord; and the same shall be mailed to Landlord at Mattoon Road, P.O. Box 1910, Waterbury, Connecticut 06722, or to such other person or at such other address as Landlord may hereafter designate by written notice to Tenant.

         15.8 Access. Landlord shall have right to enter the Demised Premises during Tenant's business hours upon reasonable notice to Tenant for the purpose of showing the Demised Premises to a prospective purchaser or tenant, and for the purpose of inspecting the Demised Premises to insure the compliance with the provisions of paragraph 5.1, 5.2 and 6.2 above.

         15.9 Mechanic's Liens. Tenant agrees immediately to discharge ( either by payment or by the filing of the necessary bond, or otherwise ) any mechanic's, materialmen's or other lien against the Premises and/or Landlord's interest therein, which liens may arise out of any payment due for, or purported to be due for, any labor, services, materials, supplies or equipment alleged to have been furnished to or for Tenant in, upon or about the Premises. Failure to discharge any such lien within fifteen (15) days from the date that Tenant receives written notice of such lien from Landlord shall have all rights upon default as are specified in Article 13 above. Tenant acknowledges that Tenant is not an agent of the Landlord and Tenant has no authority to contract for labor, services, material, supplies or equipment for tenant's use in the Demised Premises as agent for Landlord.

         15.10 PREJUDGMENT REMEDY. THE PARTIES HERETO ACKNOWLEDGE THAT THIS IS A "COMMERCIAL TRANSACTION" AS THAT TERM IS DEFINED IN CONNECTICUT GENERAL STATUTES, CHAPTER 903a, SECTION 52-278a ( a ), AS AMENDED, AND THAT THE TENANT HEREBY EXPRESSLY AND VOLUNTARILY WAIVES ANY AND ALL RIGHTS THAT IT MAY HAVE UNDER SAID ACT OR OTHERWISE FOR NOTICE AND HEARING WITH RESPECT TO ANY "PREJUDGMENT REMEDY", AS THAT TERM IS THEREIN DEFINED, AND THE TENANT HEREBY SPECIFICALLY CONSENTS TO THE ISSUANCE OF ANY WRIT FOR SUCH "PREJUDGMENT REMEDY" OR REMEDIES IN BEHALF OF SAID LANDLORD OR THE SUCCESSORS OR ASSIGNS OF SAID LANDLORD, WITH RESPECT TO ANY LAWSUIT OR CAUSE OF ACTION RELATING TO THIS LEASE AND/OR ANY CLAIMS INCIDENTAL HERETO, WITHOUT SAID LANDLORD HAVING TO FIRST OBTAIN A COURT ORDER PERMITTING SAME, AS MIGHT OTHERWISE BE REQUIRED UNDER SAID CHAPTER 903a.

         15.11 Captions and Section Numbers. The caption, section numbers and article numbers appearing in this Lease are inserted only as a matter of convenience and in noway define, limit, construe, or describe the scope or intent of such sections or articles of this Lease nor in any way affect this Lease.

         15.12 No Offer. The delivery of an unexecuted copy of this Lease shall not be deemed an offer. No rights are to be conferred upon any party until this Lease has been executed and delivered to each party.

         15.13 Effective Date. This Lease shall be effective only when it is signed by both the Landlord and Tenant. The Tenant's submission of a signed lease for review by the Landlord does not give the Tenant any interest, right, or option in the Leased Premises.

         15.14 Review of Landlord's Records. The Tenant, upon five ( 5 ) days written notice to Landlord, shall have the right to inspect and review, at the offices of the Landlord, all invoices, statements and bills from which their assessments for taxes, insurance and common charges are derived.

         15.15 Financial Statements. If so requested by Landlord's lender, or proposed lender, Tenant shall provide said Lender with appropriate information as to the nature of Tenant's business and Tenant's current financial condition.

         IN WITNESS WHEREOF, the parties hereof have hereunto set their hands and seals, and to a duplicate of the same tenor and date this 17th day of May, 1993. Signed sealed and delivered in the Presence of

                                       INDUSTRIAL DEVELOPMENT GROUP


                                       By: /s/ Kenneth N. Devino
                                          -----------------------------------
                                          Kenneth N. Devino
                                          Its Partner


                                       DISCAS, INC.


                                       By: /s/ Patrick A. DePaolo, Sr.
                                          -----------------------------------
                                          Its President


                                       DISCAS RECYCLED PRODUCTS CORP.


                                       By: /s/ Patrick A. DePaolo, Sr.
                                          -----------------------------------
                                          Its President


STATE OF CONNECTICUT)
                        )ss:  Waterbury
COUNTY OF NEW HAVEN)

         On this the 17th day of May , 1993, before me, the undersigned officer, personally appeared, Roger N. Devino, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand.

                                            illegible
                                            ---------
                                            Notary Public
                                            Commissioner, Superior CT.

STATE OF CONNECTICUT )
                        )  ss: Waterbury
COUNTY OF NEW HAVEN )

         On this day the 17th day of May, 1993, before me, the undersigned officer, personally appeared, Patrick A. DePaolo, Sr. who acknowledged himself to be the President of Discas, Inc., a corporation, and that he as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer.

IN WITNESS WHEREOF, I hereunto set my hand.


                                            illegible
                                            ---------
                                            Notary Public
                                            Commissioner, Superior CT.



STATE OF CONNECTICUT )
                        )  ss: Waterbury
COUNTY OF NEW HAVEN )

         On this day the 17th day of May, 1993, before me, the undersigned officer, personally appeared, Patrick A. DePaolo, Sr. who acknowledged himself to be the President of Discas, Inc., a corporation, and that he as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer.

IN WITNESS WHEREOF, I hereunto set my hand.


                                            illegible
                                            ---------
                                            Notary Public
                                            Commissioner, Superior CT.

                                   EXHIBIT B
                                   ---------

I .   IMPROVEMENTS to be provided by Landlord to Tenant at No Cost to Tenant.

      1. Clean and seal concrete floor: Tenant to cooperate with Landlord by moving Tenant's materials currently stored in premises, so that Landlord may accomplish the cleaning and sealing at Landlord's schedule.

      2. Replace carpets in office, with Tenant's choice of carpet or vinyl composition tile from Landlord's selection, or Landlord will credit Tenant the amount of $11.00/sq. yd. if Tenant replaces carpet with its own carpet/tile.

      3. Check lighting, electrical outlets in walls, furnaces, HVAC system in office, plumbing, and overhead doors to make certain all are in good working order.

      4.    Install new 10' x 10' loading dock door at rear of premises.

      5. Remove existing drive-in door at rear of premises: replace with new 12' w x 14' h overhead drive-in door at rear of premises.

      6. Electric service. Landlord shall provide the following improvements:

            a. Provide electric power supply to location of new exterior transformer (transformer to be supplied and installed by C.L. & P.).

            b.     Install transformer mounting pad.

            c. Provide sleeves from transformer to building, adequate to accommodate 4,000 amps of electric service.

      7. Upon completion of electrical installation into the demised premises, Landlord shall credit Tenant the amount of $2,000.00.

II.   IMPROVEMENT to be provided by Landlord to Tenant at Tenant's Cost.
      None.